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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                     FORM 8-K
                                  CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 2005



                           THE STRIDE RITE CORPORATION
                           ---------------------------
                (Exact name of registrant as specified in charter)


        Massachusetts                1-4404                   04-1399290
-----------------------------    -----------------       --------------------
(State or other jurisdiction    (Commission file number)    (IRS employer
       of incorporation)                                    identification no.)


                                191 Spring Street
                                   PO Box 9191
                         Lexington, Massachusetts 02420
          (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code: (617) 824-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     By letter dated December 22, 2005, Bruce Van Saun, a current Class III director of the Board of Directors of The Stride Rite Corporation (the "Company"), resigned from the Board of Directors of the Company effective immediately prior to the Company's 2006 Annual Meeting of Stockholders. Mr. Van Saun cited the demands of his position with Bank of New York and other business and charitable commitments as the reasons for his decision. Mr. Van Saun did not have any disagreements with the Company on any matter relating to the Company's operations, policies or practices.

     Mr. Van Saun has served as a valued member of the Board of Directors of the Company since joining in 1999. Mr. Van Saun presently serves on the Audit Committee and Compensation Committee of the Board of Directors and as the "audit committee financial expert" as that term is defined by the Securities and Exchange Commission.

     The Committee on the Board of the Company has undertaken a search to nominate a replacement for Mr. Van Saun.

     A copy of the resignation letter, dated December 22, 2005, delivered by Mr. Van Saun to the Chairman of the Board of Directors of the Company is appended to this Current Report on Form 8-K as an exhibit and is incorporated herein by reference.

Item 9.01   Exhibits.

       (d)  Exhibits.


            17.1 Resignation Letter from Bruce Van Saun, dated December 22, 2005, delivered to the Chairman of the Board of Directors of The Stride Rite Corporation.

                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE STRIDE RITE CORPORATION



Date:  December 23, 2005            By:   /s/ Frank A. Caruso
                                         --------------------
                                          Frank A. Caruso
                                          Chief Financial Officer

                                  EXHIBIT INDEX


Exhibi
No.                                  Description
------- -----------------------------------------------------------------------

  17.1 Resignation Letter from Bruce Van Saun, dated December 22, 2005, to the Chairman of the Board of Directors of The Stride Rite Corporation.